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                    SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549


                                FORM 8-K

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                             CURRENT REPORT


                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


   Date of Report (date of earliest event reported): April 7, 1997

                          ALEX. BROWN INCORPORATED
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              (Exact name of registrant as specified in its charter)


    Maryland                        0-14199                  52-1434118
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   (State or other            (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                          Identification
   Incorporation)                                           Number)


    One South Street, Baltimore, MD                            21202
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   (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (410) 727-1700

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Item 5.   Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Alex. Brown Incorporated ("Alex. Brown") and Bankers Trust New York Corporation ("Bankers Trust") announcing the signing of a definitive agreement to merge the two companies.


Item 7(c).	Exhibits

99.1.	 Press release dated April 6, 1997 announcing the signing of an
       	agreement to merge Alex. Brown and Bankers Trust.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ALEX. BROWN INCORPORATED
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
Date:     April 7, 1997                 By:  S/ ROBERT F. PRICE
                                        -----------------------------
                                        Robert F. Price
                                        Secretary and General Counsel

                             Index to Exhibits

Exhibit No.		Description

99.1. Press release dated April 6, 1997 announcing the signing of an agreement to merge Alex. Brown and Bankers Trust.


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